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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-86785) of Liquid Audio, Inc. of our report dated February 2, 2000, except as to Note 10 which is as of February 25, 2000, appearing on page F-2 of this Annual Report on Form 10-K.

                                          PricewaterhouseCoopers LLP
San Jose, California
March 28, 2000